Horizon Kinetics SPAC Active ETF
Schedule of Investments
September 30, 2024 (Unaudited)

SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) - 99.2%	Shares	Value
AA Mission Acquisition Corp. (a)	75,000	$750,750
Ai Transportation Acquisition Corp. (a)	70,522	739,071
Ares Acquisition Corp. II (a)	72,503	785,207
Black Hawk Acquisition Corp. - Class A (a)	25,000	255,750
Bowen Acquisition Corp. (a)	74,283	799,657
Centurion Acquisition Corp. (a)	87,500	875,875
Chenghe Acquisition II Co. (a)	30,800	308,616
Churchill Capital Corp. IX (a)	70,000	701,400
Colombier Acquisition Corp. II - Class A (a)	47,013	482,353
ESH Acquisition Corp. - Class A (a)	37,612	398,687
Flag Ship Acquisition Corp. (a)	70,000	701,750
GigCapital7 Corp. (a)	76,000	757,720
Graf Global Corp. (a)	82,500	846,863
Haymaker Acquisition Corp. 4 (a)	75,600	805,896
IB Acquisition Corp. (a)	81,000	812,025
Legato Merger Corp. III (a)	80,000	815,600
Lionheart Holdings - Class A (a)	70,000	700,000
M3-Brigade Acquisition V Corp. (a)	87,500	877,625
Nabors Energy Transition Corp. II (a)	70,522	751,059
Quetta Acquisition Corp. (a)	48,412	503,969
RF Acquisition Corp. II (a)	70,000	712,600
Silverbox Corp. IV (a)	82,000	822,460
Spark I Acquisition Corp. (a)	28,209	296,195
Spring Valley Acquisition Corp. II - Class A (a)	78,522	881,802
Voyager Acquisition Corp. (a)	82,500	825,000
YHN Acquisition I Ltd. (a)	31,602	316,652
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) (Cost $17,151,480)		17,524,582

RIGHTS - 0.3%	Contracts	Value
Bayview Acquisition Corp., Expires 06/15/2025, Exercise Price $10.00 (a)	40,224	6,038
Black Hawk Acquisition Corp., Expires 06/20/2025, Exercise Price $10.00 (a)	5,000	5,800
Bowen Acquisition Corp., Expires 01/14/2025, Exercise Price $10.00 (a)	41,373	7,786
Bukit Jalil Global Acquisition 1 Ltd., Expires 12/30/2024, Exercise Price $10.00 (a)	47,015	7,875
ESH Acquisition Corp., Expires 12/13/2024, Exercise Price $10.00 (a)	37,612	4,166
Flag Ship Acquisition Corp., Expires 03/31/2026, Exercise Price $0.11 (a)	70,000	8,029
IB Acquisition Corp., Expires 09/28/2025, Exercise Price $10.00 (a)	81,000	7,492
Quetta Acquisition Corp., Expires 11/30/2024, Exercise Price $1.00 (a)	2,821	3,667
RF Acquisition Corp. II, Expires 05/01/2026, Exercise Price $0.00 (a)	70,000	5,180
TOTAL RIGHTS (Cost $50,256)		56,033

WARRANTS - 0.2%	Contracts	Value
Alchemy Investments Acquisition Corp. 1, Expires 06/26/2028, Exercise Price $11.50 (a)	23,507	2,187
Bukit Jalil Global Acquisition 1 Ltd., Expires 08/21/2028, Exercise Price $11.50 (a)	23,507	705
Centurion Acquisition Corp., Expires 08/01/2029, Exercise Price $11.50 (a)	43,750	3,942
Chenghe Acquisition II Co., Expires 07/29/2029, Exercise Price $11.50 (a)	15,400	1,078
Churchill Capital Corp. IX, Expires 06/11/2029, Exercise Price $11.50 (a)	17,500	6,562
Colombier Acquisition Corp. II, Expires 12/31/2028, Exercise Price $11.50 (a)	15,671	5,015
Inflection Point Acquisition Corp. II, Expires 07/17/2028, Exercise Price $11.50 (a)	23,507	5,616
Lionheart Holdings, Expires 08/09/2029, Exercise Price $11.50 (a)	35,000	2,776
Spark I Acquisition Corp., Expires 11/27/2028, Exercise Price $11.50 (a)	14,105	1,904
TOTAL WARRANTS (Cost $27,992)		29,785

TOTAL INVESTMENTS - 99.7% (Cost $17,229,728)		17,610,400
Money Market Deposit Account - 0.4% (b)		76,794
Liabilities in Excess of Other Assets - (0.1)%		(11,930)
TOTAL NET ASSETS - 100.0%		$17,675,264

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.74%.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Horizon Kinetics SPAC Active ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Special Purpose Acquisition Companies (SPACs)	$13,335,035	$4,189,546	$–	$17,524,581
Rights	28,471	27,562	–	56,033
Warrants	19,131	10,654	–	29,785
Total Investments	$13,382,638	$4,227,762	$–	$17,610,400

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of September 30, 2024
(% of Net Assets)
United States	$16,259,477	92.1%
Singapore	1,026,396	5.7
Hong Kong	316,652	1.8
Malaysia	7,875	0.1
Other Assets in Excess of Other Assets	64,864	0.3
	$17,675,264	100.0%